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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2007

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         PENNSYLVANIA                     333-143601            26-0261305
         ------------                     ----------            ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                          NEW NORTH PENN BANCORP, INC.
                          ----------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS
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         On October 1, 2007, North Penn Bancorp, Inc., a Pennsylvania
corporation ("North Penn Bancorp" or the "Company"), completed the "second-step" conversion of North Penn Bank (the "Bank") from the mutual holding company structure to the stock holding company structure (the "Conversion") pursuant to a Plan of Conversion and Reorganization, as amended (the "Plan"). Upon completion of the Conversion, North Penn Bancorp became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank's common stock. In connection with the Conversion, 850,000 shares of common stock, par value $0.10 per share, of North Penn Bancorp ("Common Stock") were sold in subscription, community and syndicated community offerings to certain depositors of the Bank and other investors for $10.00 per share, or $8.5 million in the aggregate (the "Offerings"), and approximately 731,631 shares of North Penn Bancorp Common Stock were issued in exchange for the outstanding shares of common stock of the former North Penn Bancorp, Inc., the former mid-tier holding company for the Bank ("old North Penn Bancorp"), held by persons other than North Penn Mutual Holding Company. Each share of common stock of old North Penn Bancorp was converted into the right to receive 1.092 shares of North Penn Common Stock in the Conversion.

         The issuance of the North Penn Bancorp Common Stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to registration statements on Form SB-2 (File No. 333-143601) and Form S-4 (File No. 333-143600) filed by the Company with the Securities and Exchange Commission ("SEC") on June 8, 2007, as amended, and declared effective by the SEC on August 10, 2007.

         The North Penn Bancorp Common Stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the successor to old North Penn Bancorp pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The description of the North Penn Bancorp Common Stock set forth under the heading "Description of New North Penn Bancorp Capital Stock" in the prospectus included in the registration statement on Form SB-2 is incorporated herein by reference.

         For additional information, reference is made to the press release of North Penn Bancorp, dated October 1, 2007, included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

Exhibit           Description
-------           -----------

99.1              Press release dated October 1, 2007


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 2, 2007                 By /s/ Frederick L. Hickman
                                         ---------------------------------------
                                         Frederick L. Hickman
                                         President and Chief Executive Officer